                                 SCHEDULE 14A
                                (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the registrant / /
    Filed by a party other than the registrant /X/

    Check the appropriate box:
    / /  Preliminary proxy statement
    / /  Definitive proxy statement
    / /  Definitive additional materials
    / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            Security Chicago Corp.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                Schwartz, Cooper, Greenberger & Krauss Chartered
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        Common Stock, $5.00 Par Value
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transactions applies:
        209,654 shares
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
        Not Applicable
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        Not Applicable
        ------------------------------------------------------------------------
- - -------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined).

/ / Check box if any part of the fee is offset by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     1) Amount previously paid:
        ------------------------------------------------------------------------
     2) Form, schedule or registration statement No.:
        ------------------------------------------------------------------------
     3) Filing party:
        ------------------------------------------------------------------------
     4) Date filed:
        ------------------------------------------------------------------------

                                                                     MAY 8, 1995
                                                               CHICAGO, ILLINOIS


                             SECURITY CHICAGO CORP.
                                196 EAST PEARSON
                             CHICAGO, ILLINOIS 60611
                                 (312) 280-0360

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 19, 1995


To the Stockholders of
SECURITY CHICAGO CORP.:

     The Annual Meeting of the Stockholders of Security Chicago Corp., a Delaware corporation (the "Corporation"), will be held at the offices of First Security Bank of Chicago, 196 East Pearson, Chicago, Illinois 60611, on Monday, June 19, 1995, at 6:00 P.M., Chicago time, for the following purposes:

     1.   To elect three Class III Directors for a term of three years; and

     2. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on Monday, May 1, 1995, as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting.

     This Notice of Annual Meeting and Proxy Statement (and the accompanying Proxy) is being mailed on or about May 8, 1995. Also enclosed is the Corporation's Annual Report to Shareholders for the year ended December 31, 1994.

     STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER YOU PLAN TO ATTEND OR NOT, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU HAVE THE POWER TO REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED, AND THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                                 BY ORDER OF THE
                               BOARD OF DIRECTORS.


                                JAMES D. POLIVKA,
                       CHAIRMAN OF THE BOARD OF DIRECTORS

                                 PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Corporation of proxies for use at the Annual Meeting of Stockholders of the Corporation to be held on June 19, 1995. The accompanying proxy is being solicited by the Board of Directors of the Corporation. The cost of soliciting proxies is borne by the Corporation. In addition to use of the mails, proxies may be solicited personally or by telephone, telegraph or facsimile by officers, Directors and certain employees of the Corporation and of First Security Bank of Chicago, a wholly-owned subsidiary of the Corporation (the "Bank"), who will not be specially compensated for such soliciting. The Corporation will, at its expense, upon the receipt of a request from brokers and other custodians, nominees and fiduciaries, forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

     Stockholders are urged to specify the way they wish to have their shares voted by completing the enclosed proxy. Shares represented by proxies that are properly executed and returned will be voted at the Annual Meeting as specified on the proxy. If no choice is specified, the shares will be voted FOR the nominees listed under Proposal No. 1. It is not anticipated that any action will be asked of Stockholders other than that set forth herein; however, proxies in the enclosed form will confer discretionary voting authority on the individuals specified in the enclosed proxy regarding any other matters that properly come before the Annual Meeting.

     Any Stockholder giving a proxy will have the right to revoke it at any time prior to the voting thereof by filing a written revoking instrument or a duly executed proxy bearing a later date with the Secretary of the Corporation or by attending the Annual Meeting and voting in person.

     On April 13, 1995, the Corporation had 209,654 shares of Common Stock, par value $5.00 per share, issued and outstanding. With respect to the election of the Board of Directors, and in regard to all other matters to be voted upon at the Annual Meeting, each issued and outstanding share is entitled to one vote.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Election (the "Inspector") appointed by the Board of Directors for the Annual Meeting. The Inspector will also determine whether a quorum is present. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the Stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                                 PROPOSAL NO. 1

                        DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

     The Board of Directors of the Corporation is divided into three classes. One class is elected annually to serve for a three-year term. At the Annual Meeting of Stockholders, three Class III Directors will be elected for a term of three years or until their successors are elected and qualified. The proxy provides instructions for voting for the Director nominees or for withholding authority to vote for the Director nominees. Unless instructed to the contrary, the persons acting under the proxy solicited will vote for the nominees named as Class III Directors. The nominees for election as Class III Directors are indicated in the table below. The Corporation has no knowledge that the nominees will refuse or be unable to serve, but if any nominee becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the Annual Meeting. In order to be elected as a Director, each Director nominee must receive the favorable vote of a plurality of the shares represented and entitled to vote at the Annual Meeting.

     The table below contains information about the nominees, the continuing Directors and other executive officers of the Corporation.

NOMINEES

                 CLASS III DIRECTORSHIPS - TERMS TO EXPIRE 1998

NAME, AGE AND YEAR            POSITION WITH THE CORPORATION AND THE BANK;
BECAME A DIRECTOR             AND PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
- - ------------------------------------------------------------------------------

Thomas R. Beverlin            Director and Executive Vice President of the
Age 61 - 1995                 Corporation and Director and President of the
                              Bank; President and CEO of Mokena State Bank,
                              1991-1993; Senior Vice President of Mid-City
                              National Bank, 1984-1991.

James D. Polivka              Chairman and President of the Corporation and
Age 64 - 1976                 Chairman of the Bank; Private Investor.

Wallis LaThomus Weinper       Director of the Corporation and the Bank;
Age 58 - 1981                 President, LaThomus & Corporation, Inc. (real
                              estate sales and property management company).

CONTINUING DIRECTORS

     The following persons will continue to serve as Directors for the periods indicated:

                  CLASS I DIRECTORSHIPS - TERMS TO EXPIRE 1996

NAME, AGE AND YEAR            POSITION WITH THE CORPORATION AND THE BANK;  AND
BECAME A DIRECTOR             PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
- - ------------------------------------------------------------------------------

Richard S. Bull, Jr.          Director of the Corporation and the Bank;
Age 69 - 1976                 Chairman and Chief Executive Officer, Bradner
                              Central Corporation (paper distributor) from 1989 to his retirement in November 1993; President and Chairman, Bradner Central Corporation prior to
                              1989.

Frank W. Fernandes            Director of the Corporation and the Bank;
Age 37 - 1995                 Private Investor; Director and Executive Vice
                              President of Chicago Research and Trading, Inc.,
                              1982-1993.


                  CLASS II DIRECTORSHIPS - TERMS TO EXPIRE 1997

NAME, AGE AND YEAR            POSITION WITH THE CORPORATION AND THE BANK; AND
BECAME A DIRECTOR             PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
- - ------------------------------------------------------------------------------

Ronald A. Landsman            Director of the Corporation and Bank; Principal,
Age 61 - 1976                 Ronald A. Landsman & Co. (Certified Public
                              Accountants).

Carol M. Ware                 Director of the Corporation and the Bank; Retired
Age 64 - 1976                 Executive Vice President, Carol Fur Co., Inc.
                              (retail furrier).


OTHER EXECUTIVE OFFICERS

                                   POSITION WITH THE
NAME                       AGE     CORPORATION AND THE BANK
- - ------------------------------------------------------------------------------

Sarah G. O'Sullivan        65      Treasurer of the Corporation and Vice
                                   President of the Bank.

Yolanda Zarnowska          58      Secretary of the Corporation and Assistant
                                   Vice President of the Bank.

     Sarah G. O'Sullivan and Yolanda Zarnowska have served the Corporation and the Bank in various administrative and executive capacities for over five years.

     All of the Corporation's Directors hold office for the terms indicated, and all of the Corporation's executive officers hold office for a term of one year, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the Directors, executive officers, or any other person pursuant to which any of the Corporation's Directors or executive officers have been selected for their respective positions.

BOARD COMMITTEES AND MEETINGS

     The Bank has Audit, Nominating, Loan, Marketing, Investment and Personnel Policy and Compensation committees. Mr. Polivka serves as an ex-officio member of each committee. The Corporation has no standing committees.

     The Audit Committee, of which Messrs. Bull and Landsman are non-officer members, is responsible for the recommendation of independent auditors, reviewing the scope and nature of audits, proposals and other services as performed by the independent auditors, and reviewing the Bank's system of internal control. The Audit Committee met two times during 1994.

     The Nominating Committee, of which Mr. Bull and Ms. Ware are non-officer members, advises and makes recommendations to the Board of Directors of the Bank on all matters concerning the selection of candidates for election to the Board. The Nominating Committee did not meet during 1994.

     The Personnel Policy and Compensation Committee, of which Mr. Bull and
Ms. Weinper are non-officer members, makes recommendations to the Board of Directors of the Bank relative to personnel policies, and Director, officer and employee compensation and benefit programs. The Personnel Policy and Compensation Committee met three times during 1994.

     A total of 13 regularly scheduled and special meetings of the Board of Directors of the Corporation and the Board of Directors of the Bank were held during 1994. All Directors attended at least seventy-five percent of the meetings of the Boards and the committees of the Bank's Board on which they served.

EXECUTIVE COMPENSATION

     The following table sets forth compensation information for each person who served as the Corporation's Chief Executive Officer during 1994. No other executive officer of the Corporation received more than $100,000 in salary and bonus in 1994.

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION

Name and
Principal Position               Year         Salary(1)      Bonus(1)
- - ------------------------------------------------------------------------------

Vernon S. Hoesch,                1994           None           None
Chairman of the Board            1993           None           None
of the Corporation and           1992           None           None
the Bank (2)(3)

James D. Polivka,                1994           None           None
Chairman of the Board            1993           None           None
of the Corporation and           1992           None           None
the Bank (2)


- - -------------------
(1)  All compensation payments are made by the Bank.

(2) Mr. Hoesch served as Chairman of the Board of the Corporation and the Bank until his death on June 30, 1994. Thereafter, Mr. Polivka served as Chairman of the Board of the Corporation and the Bank.

(3) Prior to his death, Mr. Hoesch performed consulting services for the Bank in a number of different areas including: loan and deposit business development, strategic business planning and other bank operations. Since March 15, 1993, such services had been performed pursuant to a consulting agreement with the Bank, under which Mr. Hoesch received $1,000 a month for his services. During 1994, Mr. Hoesch received $6,000 under the foregoing arrangement and agreement. The consulting agreement with Mr. Hoesch, and all of the Bank's obligations thereunder, ended with Mr. Hoesch's death.

DIRECTORS' BENEFITS

     Directors of the Corporation do not receive any fees for serving on the Board of Directors but may receive fees for attending special Board meetings. One special Board meeting was held in 1994 for which each Director was paid $700. Directors of the Corporation also serve as directors of the Bank and receive a fee of $700 per month from the Bank for attending meetings of the Board of Directors of the Bank. No fees are paid to Directors for attending meetings of committees of the Bank.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Directors, officers and beneficial owners of ten percent or more of the equity securities of the Corporation are required to file certain reports with the Securities and Exchange Commission (the "SEC") pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). A Form 3 must be filed with the SEC within 10 days after the event by which the person becomes a "reporting person" (I.E., director, officer or 10% owner); a Form 4 must be filed with the SEC on or before the tenth day after the end of the month in which a change in beneficial ownership has occurred for a reporting person; and a Form 5 must be filed with the SEC on or before the forty-fifth day after the end of the Corporation's fiscal year for transactions or holdings that should have been reported but were not reported.

     The Corporation recently became aware that reports relating to a small number of shares have not been filed due to inadvertence. These reports will be filed prior to the Annual Meeting. The persons on behalf of whom such reports were to have been filed, the nature of the reports and the transactions covered thereby are as follows: Thomas R. Beverlin (one Form 3 reporting a zero share ownership and one Form 5 covering the acquisition of a total of 30 shares); Richard S. Bull, Jr. (two Form 5's covering the acquisition of a total of 275 shares); Ronald A. Landsman (three Form 5's covering the acquisition of a total of 600 shares); Carol M. Ware (two Form 5's covering the acquisition of a total of 350 shares); Wallis LaThomus Weinper (two Form 5's covering the acquisition of a total of 250 shares); Sarah G. O'Sullivan (three Form 5's covering 580 shares) and Yolanda Zarnowska (three Form 5's covering 347 shares).

TRANSACTIONS WITH MANAGEMENT

     Directors and officers of the Corporation and the Bank and their associates were customers of and had transactions with the Bank during 1994. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                              SECURITY OWNERSHIP OF
                            CERTAIN BENEFICIAL OWNERS

     The following table lists the beneficial ownership of the Corporation's Common Stock with respect to all persons known to the Corporation to be the beneficial owners of more than five percent of such Common Stock as of April 13, 1995:

                                       AMOUNT AND
                                       NATURE OF
NAME AND ADDRESS                       BENEFICIAL        PERCENT
OF BENEFICIAL OWNER                    OWNERSHIP(1)      OF CLASS
- - -----------------------------------------------------------------

Lawrence Kahme                         12,100 (2)         5.77%
196 East Pearson
Chicago, Illinois 60611

James D. Polivka                        11,600            5.53%
196 East Pearson
Chicago, Illinois 60611
__________________________

     (1) The information contained in this column is based upon information furnished to the Corporation by the persons named above. The nature of beneficial ownership for shares shown in this column is sole voting and investment power.

     (2) Includes 6,000 shares owned by Mr. Kahme's spouse. Beneficial ownership of these shares is disclaimed.


                               SECURITY OWNERSHIP
                                   OF MANAGEMENT

     The following table sets forth, as of April 13, 1995, the total number of shares of Common Stock of the Corporation beneficially owned, and the percentage of the outstanding Common Stock of the Corporation so owned, by each living person who served as Chief Executive Officer of the Corporation during 1994, by all other Directors and by all Directors and executive officers of the Corporation as a group:

                                   AMOUNT AND NATURE
NAME OF INDIVIDUAL OR              OF BENEFICIAL        PERCENT
NUMBER OF PERSONS IN GROUP         OWNERSHIP(1)         OF CLASS
- - ----------------------------------------------------------------

Thomas R. Beverlin                    140                 *

Richard S. Bull, Jr.                2,925 (2)(3)         1.39%

Ronald A. Landsman                  3,110 (4)            1.48%

James D. Polivka                   11,600                5.53%

                                   AMOUNT AND
                                   NATURE OF
NAME OF INDIVIDUAL OR              OF BENEFICIAL        PERCENT
NUMBER OF PERSONS IN GROUP         OWNERSHIP(1)         OF CLASS
- - ----------------------------------------------------------------

Carol M. Ware                       1,950                 .93%

Wallis LaThomus Weinper             1,650 (5)             .78%

All Directors and
executive officers
as a group (8 persons)(6)          22,855               10.90%

____________________

     *    Less than .01%

     (1) The information contained in this column is based upon information furnished to the Corporation by the persons named above and the members of the designated group. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below.

     (2) Includes 1,200 shares held individually by Mr. Bull's spouse. Beneficial ownership of these shares is disclaimed.

     (3) Includes 1,365 shares that are held by Mr. Bull as Trustee of the Richard S. Bull Trust under agreement dated October 16, 1989.

     (4) Includes 1,250 shares that are held by the Ronald A. Landsman & Company Retirement Trust.

     (5) Includes 300 shares held jointly by Ms. Weinper and her spouse. Investment and voting power with respect to these shares is deemed shared.

     (6) The number of shares held by all Directors and executive officers does not include 7,858 shares which were beneficially owned by Vernon S. Hoesch prior to his death on June 30, 1994. Of these shares, 7,458 were purchased by the Corporation from Mr. Hoesch's estate and 200 shares were purchased by the Corporation from Mr. Hoesch's wife in January, 1995.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Corporation retained Crowe Chizek, certified public accountants, as independent public accountants in the examination of the consolidated financial statements of the Corporation and the Bank for the year ended December 31, 1994. Representatives of Crowe Chizek are expected to be present at the Annual Meeting and will be given the opportunity to make a statement and will be available to respond to appropriate questions.

     On August 30, 1994, the Corporation dismissed the firm of KPMG Peat Marwick ("KPMG") as independent certified public accountants of the Corporation. The change in independent certified public accountants was approved by the Board of Directors. KPMG performed audits of the financial statements of the Corporation for the two years ended December 31, 1993 and 1992. The KPMG reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two years ended December 31, 1993, and from December 31, 1993 through the effective date of the KPMG termination, there were no disagreements between the Corporation and KPMG on any matter of accounting principles or practice, financial statement disclosure, or auditing scope of procedure, which disagreements would have caused KPMG to make reference to the subject matter of such disagreements in connection with its reports.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

     Stockholders may submit proposals appropriate for Stockholder action at the 1996 Annual Meeting consistent with the regulations of the Securities and Exchange Commission. All such proposals should be directed to Ms. Yolanda Zarnowska, Secretary, Security Chicago Corp., 196 East Pearson, Chicago, Illinois 60611, by January 8, 1996. The Restated Certificate of Incorporation of the Corporation provides that no person (other than a person nominated by or on behalf of the Board of Directors) shall be eligible for election as a Director at any Annual or Special Meeting of Stockholders unless a written request that such person's name be placed in nomination is received from a Stockholder of record by the Secretary of the Corporation not less than 14 nor more than 60 days prior to the date fixed for the meeting, together with (1) the name, age, business address and, if known, residence address of each nominee,
(2) the principal occupation of each nominee for the past five years and (3) the number of shares of Common Stock beneficially owned by each nominee and the nominating Stockholder.

                             REPORTS TO STOCKHOLDERS

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, AND TO EACH PERSON REPRESENTING THAT HE OR SHE WAS A BENEFICIAL OWNER OF THE CORPORATION'S COMMON STOCK AS OF THE RECORD DATE FOR THE ANNUAL MEETING, UPON WRITTEN REQUEST, A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TOGETHER WITH THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. SUCH WRITTEN REQUEST SHOULD BE SENT TO
MS. YOLANDA ZARNOWSKA, SECRETARY, SECURITY CHICAGO CORP., 196 EAST PEARSON, CHICAGO, ILLINOIS 60611.



                                 BY ORDER OF THE
                               BOARD OF DIRECTORS.



                                JAMES D. POLIVKA,
                       CHAIRMAN OF THE BOARD OF DIRECTORS

                           --------------------------

                       ALL STOCKHOLDERS ARE URGED TO SIGN
                         AND MAIL THEIR PROXIES PROMPTLY

              PROXY FOR SHARES OF COMMON STOCK SOLICITED ON BEHALF
               OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                   THE STOCKHOLDERS OF SECURITY CHICAGO CORP.
                           TO BE HELD ON JUNE 19, 1995

     The undersigned hereby appoints Richard S. Bull, Jr. and Ronald A. Landsman, or one of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of Common Stock that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders of Security Chicago Corp., to be held at First Security Bank of Chicago, 196 East Pearson, Chicago, Illinois 60611, on Monday, June 19, 1995, at 6:00 P.M., Chicago time, or any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as follows:

PROPOSAL NO. 1.     ELECTION OF DIRECTORS:

          FOR the nominees listed       WITHHOLD AUTHORITY
          below (except as marked       to vote for the nominees
          to the contrary below)        listed below

                    / /                          / /

        THOMAS R. BEVERLIN, JAMES D. POLIVKA AND WALLIS LATHOMUS WEINPER

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

- - -------------------------------------------------------------------------------

PROPOSAL NO. 2.     In accordance with their discretion, upon all other matters that may properly come before said Meeting and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED UNDER PROPOSAL NO. 1.


                         Please sign here _____________________________________


Dated:  ________________________, 1995